Supplement dated February 25, 2026

To the Prospectuses Dated:

May 1, 1997	Prism Variable Annuity	May 1, 1998	Prism Variable Annuity NY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY
Separate Account VA CC

And

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
TFLIC Separate Account C

Effective on or about April 20, 2026, (the “Closure Date”), all classes of Calvert VP SRI Mid Cap Portfolio will be closed to new and subsequent investments. Effective on or about April 27, 2026, (the “Liquidation Date”), due to the liquidation of the underlying portfolio listed below (the “Portfolio”), the subaccount (the “Subaccount”) will be liquidated.

SUBACCOUNT NAME	PORTFOLIO NAME	SUBADVISOR
Calvert VP SRI Mid Cap Portfolio	Calvert VP SRI Mid Cap Portfolio	Calvert Investment Management, Inc.

If you have contract value allocated to the Subaccount on the Liquidation Date, shares of the Portfolio held for you in the Subaccount will be exchanged for shares of the Transamerica BlackRock Government Money Market VP (the “Money Market Portfolio”), of equal value on the Liquidation Date, and held in the Transamerica BlackRock Government Money Market VP subaccount (the “Money Market Subaccount”).
As of the start of business on the Closure Date, you will no longer be able to use automated transfer features such as Rebalancing Program or Dollar Cost Averaging with the Subaccount for the Portfolio. If you are using an automated transfer feature such as Rebalancing Program or Dollar Cost Averaging with the Subaccount for the Portfolio, you should contact us immediately to make alternate arrangements. If you do not make alternate arrangements any subsequent allocations to the Subaccount for the Portfolio will be directed to the Money Market Subaccount.

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the current Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.
Please read this Supplement carefully and retain it for future reference.